Prospectus Supplement                                             212214  2/04
dated February 27, 2004 to:
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PUTNAM GROWTH FUND
Prospectus dated August 30, 2003

Class A shares. The maximum sales charge for class A shares for the fund is reduced to 5.25% from 5.75%. References to the maximum sales charge for class A shares in the sections "Fund summary-Fees and expenses" and "How do I buy fund shares?" are revised accordingly, and information for Class A shares in the table of initial sales charges in the section "How do I buy fund shares?" is replaced with the information below. The table of average annual total returns and the example in the section "Fund summary-Performance information" have not been restated to reflect the reduction in the maximum sales charge for class A shares.

Initial sales charges for Class A shares

                                     Class A sales charge
                                      as a percentage of:
Amount of purchase at             Net amount          Offering
offering price ($)                 invested            price*
Under 50,000                         5.54%             5.25%
50,000 but under 100,000             4.17              4.00
100,000 but under 250,000            3.09              3.00
250,000 but under 500,000            2.30              2.25
500,000 but under 1,000,000          2.04              2.00
1,000,000 and above                  NONE              NONE

* Offering price includes sales charge.

Redemption fees. Effective April 19, 2004, the "Shareholder Fees" table and related footnotes in the section entitled "FEES AND EXPENSES" are revised to disclose that a 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

In the section entitled "How do I sell fund shares?", the following section is inserted after the first paragraph:

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

Also, the third paragraph in the section entitled "How do I exchange fund shares?" is replaced with the following paragraphs:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.